UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): APRIL 4, 2005


                                RAMP CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                 0-24768                               84-1123311
        (Commission File Number)                    (I.R.S. Employer
                                                 Identification Number)


                                 (212) 440-1500
              (Registrant's Telephone Number, Including Area Code)


           33 MAIDEN LANE, NEW YORK, NY                          10038
     (Address of Principal Executive Offices)                  (Zip Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 4, 2005, Ramp Corporation (the "Company"), entered into a Marketing and Strategic Services Alliance Agreement, dated as of April 4, 2005 (the "Marketing Agreement"), with HAN Pharmacy Solutions, LLC ("HAN"). The Marketing Agreement provides that the Company and HAN shall jointly market and sell electronic prescribing programs utilizing the Company's existing electronic prescribing software and/or certain HAN software, or through other electronic prescribing solutions using software and hardware to be determined (the "Solution"), to healthcare institutions and providers, including, among others, hospitals, nursing homes and physicians for purposes of electronic prescriptions and other related functions. In addition, the Company shall have the right to be assigned right, title and interest to certain HAN software currently held by HAN and various other parties. As consideration for the services to be performed by HAN and the possible assignment of right, title and interest in certain HAN software to the Company, under the Marketing Agreement, the Company issued to HAN, Agency Mosaic, LLC ("Agency Mosaic"), AIP Strategic Insight Inc. ("AIP") and Info By Phone, Inc. ("Info By Phone"), warrants to purchase shares of common stock, par value $.001 per share (the "Common Stock"), of the Company (as more fully described below).

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

     On April 4, 2005, pursuant to the terms and conditions of the Marketing Agreement, the Company issued a purchase warrant to HAN to purchase 500,000 shares of Common Stock at an exercise price equal to $1.00 per share. This warrant may be exercised at any time and from time to time during the four (4) year period after the date of issuance.

     On April 4, 2005, pursuant to the terms and conditions of the Marketing Agreement, the Company issued another purchase warrant to HAN to purchase 2,000,000 shares of Common Stock at an exercise price equal to $0.01 per share. This warrant shall vest and become exercisable with respect to a certain number of shares of Common Stock at any time and from time to time during the three (3) year period after the occurrence of the following events: (a) this warrant shall become exercisable with respect to 200,000 shares of Common Stock in the event that the Company, Research in Motion Limited ("RIM") and Nextel Communications, Inc. ("Nextel") enter into a joint development and marketing agreement with General Motors Corporation ("GM") to utilize the Solution (the "Nextel/GM/RIM Program"); (b) this warrant shall become exercisable with respect to 750,000 shares of Common Stock once the first fifty (50) physicians identified pursuant to the Nextel/GM/RIM Program have used the Solution for sixty (60) days; and (c) this warrant shall become exercisable, effective as of the last date of each calendar month following the date of the agreement for the Nextel/GM/RIM Program, with respect to 525 shares of Common Stock for each additional physician (in excess of the first fifty (50) physicians) who signed an agreement (in a form reasonably satisfactory to the Company) during the calendar month ending on such date to use the Solution. If Ramp does not execute an agreement with Nextel, GM and/or RIM for the Nextel/GM/RIM Program (the "Joint Agreement") within forty-five (45) days after the date of the Marketing Agreement and the Company thereafter gives HAN written notice that it does not desire to continue negotiations with respect to the Nextel/GM/RIM Program, then this warrant shall terminate and not be exercisable.

     On April 4, 2005, pursuant to the terms and conditions of the Marketing Agreement, the Company issued a purchase warrant to HAN to purchase 1,800,000 shares of Common Stock at an exercise price equal to $0.01 per share. This warrant shall vest and become exercisable with respect to a certain number of shares of Common Stock at any time and from time to time during the three (3) year period after the occurrence of the following events: (a) this warrant shall become exercisable with respect to 600,000 shares of Common Stock in the event that the Company and a hospital located in the New York metro area with at least 2,000 affiliated physicians (the "Hospital") execute an agreement for a term of at least three (3) years and annual aggregate fees payable to the Company of at least $1,000,000 (the "First Hospital Agreement") to utilize the Solution; (b) this warrant shall become exercisable, effective as of the last day of each calendar quarter following the execution of the First Hospital Agreement, with respect to 200 shares of Common Stock for each physician ("Enrolled Physician") who signed an agreement with the Company (or on whose behalf an agreement was signed by the Hospital or such physician's medical practice entity with the Company) during the calendar quarter ending on such date to use the Solution in connection with the First Hospital Agreement; provided that not more than 400,000 shares of Common Stock, in the aggregate, may become exercisable under such warrant pursuant to this subsection (b); and (c) this warrant shall become exercisable, effective as of the last day of each calendar quarter following the execution of the First Hospital Agreement, with respect to 400 shares of Common Stock for each Enrolled Physician who wrote at least 250 scripts during the calendar quarter then just ended and who had not written at least 250 scripts in any prior quarter; provided that not more than 800,000 shares of Common Stock, in the aggregate, may become exercisable under such warrant pursuant to this subsection (c). There can be no assurance that the Company and the Hospital shall enter into the First Hospital Agreement and that in the event that the First Hospital Agreement is entered into, that such terms will be as favorable to the Company as described in this paragraph. If the First Hospital Agreement has not been executed by the Company and the Hospital within 120 days after the date of the Marketing Agreement and the Company thereafter gives HAN written notice that it does not desire to continue negotiations with respect to the First Hospital Agreement, then such warrant shall terminate and not be exercisable.

         On April 4, 2005, pursuant to the terms and conditions of the Marketing Agreement, the Company issued purchase warrants to: (a) Agency Mosaic to purchase 200,000 shares of the Common Stock, (b) AIP to purchase 350,000 shares of the Common Stock, and (c) Info By Phone to purchase 100,000 shares of the Common Stock; in each case at an exercise price equal to $1.00 per share. These warrants shall expire four (4) years after the date of issuance and shall only vest and become exercisable at any time and from time to time during such four
(4) year period upon either the Company entering into the First Hospital Agreement or the Company entering into the Joint Agreement. If the Marketing Agreement is terminated and the Company has not entered into the First Hospital Agreement or the Joint Agreement, the warrants described in this paragraph shall terminate and not be exercisable.

         The issuance of warrants described herein was made in accordance with the exemptions from registration provided for under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. Pursuant to the terms and conditions of a certain Registration Rights Agreement, dated as of April 4, 2005, by and among the Company, HAN, Agency Mosaic, AIP and Info By Phone, the Company has agreed to register with the Securities and Exchange Commission, 100% of the shares of Common Stock issuable upon exercise of the warrants described herein. The Company has agreed to keep the registration statement effective until the earlier of (i) the date upon which all shares covered by the registration statement have been sold, or
(ii) the date when all such shares are eligible to be sold without volume restrictions under Rule 144(k) of the Securities Act of 1933, as amended.

                                   SIGNATURES

         According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 8, 2005.


                                    RAMP CORPORATION

                                    /s/ Ron Munkittrick
                                    ----------------------------
                                    By:  Ron Munkittrick
                                    Its: Chief Financial Officer

Date: April 8, 2005